                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549



                             --------------------


                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the


                       Securities Exchange Act of 1934


                               Date of Report:
                               November 7, 1997


                                 PACIFIC BELL



A California Corporation           1-1414                       94-0745535
                               (Commission File                (IRS Employer
                                    No.)                   Identification no.)





          140 New Montgomery Street, San Francisco, California 94105

                       Telephone Number (415) 542-9000

Item 7. Financial Statements and Exhibits.

Pacific Bell is filing herewith the following exhibits:

         (c)      Exhibits.

EXHIBIT
NUMBER                              DESCRIPTION
-------                             -----------
1        Underwriting Agreement, dated November 4, 1997, between Pacific Bell and
         Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated,
         as representative of the several Underwriters named in Schedule II thereto.

3(ii)    By-laws of Pacific Bell, as amended April 1, 1997.

99.4a Pacific Bell Officers' Certificate for 6 5/8% Notes due November 1, 2009, dated November 4, 1997, pursuant to Section 2.02(a) of the Indenture.

99.4b    Pacific Bell Officers' Certificate for 7 1/4% Debentures due November 1,
         2027, dated November 4, 1997, pursuant to Section 2.02(a) of the
         Indenture.

99.4c    Form of 6 5/8% Global Note due November 1, 2009.

99.4d    Form of 7 1/4% Global Debenture due November 1, 2027.

                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       Pacific Bell


                                       /s/ DONALD E. KIERNAN
                                       -------------------------------------
                                       Donald E. Kiernan
                                       Vice-President


November 7, 1997

                                 EXHIBIT INDEX


EXHIBIT
NUMBER                              DESCRIPTION
-------                             -----------
1      Underwriting Agreement, dated November 4, 1997, between Pacific Bell and
       Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated,
       as representative of the several Underwriters named in Schedule II thereto.

3(ii)  By-laws of Pacific Bell, as amended April 1, 1997.

99.4a Pacific Bell Officers' Certificate for 6 5/8% Notes due November 1, 2009, dated November 4, 1997, pursuant to Section 2.02(a) of the Indenture.

99.4b  Pacific Bell Officers' Certificate for 7 1/4% Debentures due November 1,
       2027, dated November 4, 1997, pursuant to Section 2.02(a) of the
       Indenture.

99.4c  Form of 6 5/8% Global Note due November 1, 2009.

99.4d  Form of 7 1/4% Global Debenture due November 1, 2027.